                                                                    EXHIBIT 99.2


[PRICEWATERHOUSECOOPERS LOGO]

--------------------------------------------------------------------------------



                          INDEPENDENT AUDITORS' REPORT

TO THE DIRECTORS OF
PLAINS ALL AMERICAN PIPELINE L.P.

      We have audited the balance sheet of MURPHY OIL COMPANY LTD.'S Canadian Supply and Transportation ("S&T") business as at December 31, 2000 and the statements of operations and owners' net investment and cash flows for the year ended December 31, 2000. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

      In our opinion, these financial statements present fairly, in all material respects, the financial position of Murphy Oil Company Ltd.'s S&T business as at December 31, 2000 and the results of its operations and its cash flows for the year ended December 31, 2000 in accordance with accounting principles generally accepted in the United States of America.

PriceWaterhouseCoopers L.L.P.

March 30, 2001
Calgary, Alberta

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Balance Sheet
AS AT DECEMBER 31, 2000
--------------------------------------------------------------------------------
(expressed in thousands of U.S. dollars)

                                                                         2000

ASSETS

CURRENT ASSETS
Accounts receivable
      Trade                                                            $ 65,775
      Related parties (Note 4)                                           14,877
Inventory                                                                 5,069
Deferred income tax (Note 5)                                              1,933
                                                                       --------
                                                                         87,654
PROPERTY AND EQUIPMENT - net (Note 3)                                    55,050
                                                                       --------
                                                                       $142,704
                                                                       ========

LIABILITIES AND OWNERS' NET INVESTMENT

CURRENT LIABILITIES
Accounts payable and other accrued liabilities
      Trade                                                            $ 50,986
      Related parties (Note 4)                                           25,791
                                                                       --------
                                                                         76,777
DEFERRED INCOME TAXES (Note 5)                                            3,042
                                                                       --------
                                                                         79,819
COMMITMENTS AND CONTINGENCIES (Note 7)

OWNERS' NET INVESTMENT                                                   62,885
                                                                       --------
                                                                       $142,704
                                                                       ========


                     See notes to the financial statements.

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Statement of Operations and Net Investment
FOR THE YEAR ENDED DECEMBER 31, 2000

--------------------------------------------------------------------------------

(expressed in thousands of U.S. dollars)





                                                                         2000

REVENUES
Crude oil and condensate sales                                         $536,060
Crude oil and condensate sales - related parties                        106,479
Pipeline tariffs                                                          9,756
Trucking                                                                 13,176
Trucking - related parties                                                1,852
                                                                       --------
                                                                        667,323
                                                                       --------

COSTS AND EXPENSES
Cost of crude oil and condensate sales                                  438,931
Cost of crude oil and condensate sales - related parties                179,456
Pipeline tariff expense                                                   8,668
Operating costs                                                          21,279
General and administrative                                                1,834
Depreciation and amortization                                             2,660
                                                                       --------
                                                                        652,828
                                                                       --------
INCOME BEFORE INCOME TAXES                                               14,495
                                                                       --------
INCOME TAX EXPENSE (Note 5)
Current                                                                   6,455
Deferred                                                                    143
                                                                       --------
                                                                          6,598
                                                                       --------
NET INCOME FOR THE YEAR                                                   7,897

OWNERS' NET INVESTMENT - BEGINNING OF YEAR                               54,988
                                                                       --------
OWNERS' NET INVESTMENT - END OF YEAR                                   $ 62,885
                                                                       ========




                     See notes to the financial statements.

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Statement of Cash Flows
FOR THE YEAR ENDED DECEMBER 31, 2000

-----------------------------------------------------------------------------
(expressed in thousands of U.S. dollars)




CASH PROVIDED BY (USED IN)

OPERATING ACTIVITIES
Net income for the year                                              $  7,897
Items not affecting cash
      Depreciation and amortization                                     2,660
      Deferred income tax                                                 143
                                                                     --------
                                                                       10,700
                                                                     --------

Net change in non-cash working capital items
      Accounts receivable
           Trade                                                      (22,994)
           Related party                                               (2,771)
      Inventory                                                           209
      Accounts payable and other accrued liabilities
           Trade                                                       14,360
           Related party                                               13,524
                                                                     --------
                                                                        2,328
                                                                     --------
                                                                       13,028
                                                                     --------

INVESTING ACTIVITIES
Capital expenditures                                                  (29,236)
                                                                     --------

FINANCING ACTIVITY
Cash contributions by owner                                            16,208
                                                                     --------
INCREASE IN CASH FOR THE YEAR                                              --

CASH - BEGINNING OF YEAR                                                   --
                                                                     --------

CASH - END OF YEAR                                                   $     --
                                                                     --------

                     See notes to the financial statements.

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Notes to Financial Statements
DECEMBER 31, 2000

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1     ORGANIZATION AND BASIS OF PRESENTATION

      The Supply and Transportation business is involved in the pipeline transport of crude oil and condensates, including associated services of trucking and terminalling, and marketing of crude oil in Western Canada.

      The accompanying financial statements present, in conformity with accounting principles generally accepted in the United States of America the assets, liabilities, revenues and expenses related to the historical operations of the Canadian supply and transportation ("S&T") business of the Murphy Oil Company Ltd. ("Murphy").

      The accompanying financial statements have been prepared from Murphy's historical accounting records and are presented on a carve-out basis to include the historical operations applicable to the S&T business. All assets and liabilities specifically identified with the S&T business have been presented in the balance sheet. The owner's net investment ("Owner's net investment") in the S&T business has been presented in lieu of stockholder's equity in the financial statements. The financial information included herein includes certain allocations based on historical activity levels to reflect the financial statements in accordance with U.S. generally accepted accounting principles and may not necessarily reflect the financial position, results of operations of cash flows of the S&T business in the future or had it existed as a separate, stand-alone business during the period presented. The allocations consist of general and administrative expenses incurred on behalf of the S&T business by Murphy. This allocation has been made on a reasonable basis. No amount in respect of interest has been allocated to this business.

2     SIGNIFICANT ACCOUNTING POLICIES

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Significant estimates made by management include depreciation, impairment of long-lived assets, salvage values and income taxes and related deferred tax valuation allowance. Although management believes these estimates are reasonable, actual results could differ from those estimates.

      REVENUE RECOGNITION

      Gathering and marketing revenues are accrued at the time title to the product sold transfers to the purchaser, which occurs upon receipt of the product by the purchaser, and purchases are accrued at the time title to the product purchased transfers to the S&T business, which occurs upon receipt of the product. Terminalling and storage revenues are recognized at the time service is performed. Revenues for the transportation of crude are recognized based upon regulated and non-regulated tariff rates and the related transportation volumes. Trucking revenue is recognized when the transportation services have been rendered.


                                                                             (1)

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Notes to Financial Statements
DECEMBER 31, 2000

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      FOREIGN CURRENCY TRANSLATION

      The functional currency of the S&T business is Canadian dollars. The translation of these financial statements into United States of America dollars (U.S. dollars) have been recorded using the exchange rate at the balance sheet date for assets and liabilities and the exchange rate applicable at the date of transaction for the revenues, expenses and cash flows. The effect of translating the S&T business into U.S. dollars is included in owners' net investment.

      PIPELINE TARIFF EXPENSE

      Pipeline tariff expense represents amounts paid to third parties to transport crude oil and condensates. These costs are expensed on an accrual basis.

      PROPERTY AND EQUIPMENT

      Crude oil pipeline, gathering and terminal assets are carried at cost. Costs subject to depreciation are net of expected salvage values and deprecation is calculated on a straight-line basis over the estimated useful lives of the respective assets as follows:

         o     Crude oil pipelines - 10 to 35 years;
         o     Crude oil pipeline operation facilities - 10 years;
         o Crude oil terminal, storage facilities and communication equipment - 10 years;
         o     Trucking equipment - 10 years.

      Acquisitions and improvements are capitalized; maintenance and repairs are expensed as incurred. Pipeline linefill is recorded at cost and consists of oil linefill used to pack a pipeline such that when an incremental barrel enters a pipeline it forces a barrel out of another location. Net gains or losses on property and equipment disposed of are reflected in the statement of operations and net investment when incurred.

      IMPAIRMENT OF LONG-LIVED ASSETS

      The carrying values of long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable. Recoverability of the carrying value of an asset is assessed by reference to an estimate of the asset's undiscounted future net cash flows. Measurement of any impairment would include a comparison of discounted estimated future net cash flows to the net carrying value of the related assets.


                                                                             (2)

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Notes to Financial Statements
DECEMBER 31, 2000

--------------------------------------------------------------------------------


      INVENTORIES

      Inventories of crude oil and condensates are valued at the lower of cost, calculated on a last in first out (LIFO) basis, or market value. At December 31, 2000 the replacement cost of crude oil and condensate inventory was $9,304,435.

      ENVIRONMENTAL LIABILITIES

      A provision for environmental obligations is charged to expense when the S&T business' liability for an environmental assessment and/or clean up is probable and the cost can be reasonably estimated. Related expenditures are charged against the reserve. Environmental remediation liabilities have not been discounted for the time value of future expected payments.

      INCOME TAXES

      The S&T business accounts for income taxes using the asset and liability method in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under this method, income taxes are provided for amounts currently payable, and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Deferred income taxes are measured using enacted tax rates that are assumed to be in effect when the differences reverse.

      Income taxes have been calculated as if the S&T business had filed a separate return for the year ended December 31, 2000.

      FAIR VALUE OF FINANCIAL INSTRUMENTS

      Pursuant to Statement of Financial Accounting Standards No. 107, Disclosure About Fair Value of Financial Instruments, the S&T business has estimated fair value of its accounts receivables, due from related party and accounts payable and accrued liabilities to approximate the carrying values due to the short term to maturity of these instruments.


                                                                             (3)

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Notes to Financial Statements
DECEMBER 31, 2000

-------------------------------------------------------------------------------


      RECENT ACCOUNTING PRONOUNCEMENTS

      In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133, as amended by SFAS 138, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of the hedge transaction and, if so, the type of hedge transaction. For fair value hedge transactions in which the S&T business is hedging changes in an asset's, liability's, or firm commitment's fair value, changes in the fair value of the derivative instrument will generally be offset in the income statement by changes in the hedged item's fair value. For cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified as earnings in the periods in which earnings are affected by the variability of the cash flows of the hedged item. The S&T business is required to adopt this statement beginning in fiscal 2001. Management has determined that there is no effect on the financial statements of the adoption of SFAS 133.

3     PROPERTY AND EQUIPMENT

                                                       ACCUMULATED
                                         COST          AMORTIZATION        NET
Pipelines                              $ 52,090         $(16,760)        $35,330
Pipeline equipment                       19,408           (3,052)         16,356
Trucking equipment                        5,721           (3,342)          2,379
Linefill                                    985               --             985
                                       -----------------------------------------
                                       $ 78,204         $(23,154)        $55,050
                                       =========================================

      During the year ended December 31, 2000, the S&T business acquired a partner's ownership interest in the Manito pipeline for $26.6 million.


                                                                             (4)

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Notes to Financial Statements
DECEMBER 31, 2000

-------------------------------------------------------------------------------


4     RELATED PARTY TRANSACTIONS AND BALANCES

      During the year ended December 31, 2000, the S&T business has entered into transactions with other divisions of Murphy and affiliated companies. All transactions were entered into in the ordinary course of business at market prices. The aggregate amounts of related party transactions were as follows:

           Revenues
                      Crude oil and condensate sales                    $106,479
                      Trucking                                             1,852

           Costs and expenses

                      Cost of crude oil and condensate purchases         179,456
                      General and administrative                             925

      REVENUES

      Sales to related parties are derived from the crude oil and condensate sales and trucking services to Murphy and its affiliates.

      COSTS AND EXPENSES

      The S&T business purchases crude oil and condensate from related parties. General and administrative costs are allocated to the S&T business and other divisions of Murphy.

      ACCOUNTS RECEIVABLE - RELATED PARTIES

      The accounts receivable from related party represents crude oil and condensate sales to related parties subject to normal customer trade terms.

      ACCOUNTS PAYABLE AND OTHER ACCRUED LIABILITIES - RELATED PARTIES

      The accounts payable to related parties represents crude oil and condensate purchases from related parties subject to normal customer trade terms and the S&T business current income tax payable which is paid by Murphy.

      As described above, the S&T business has significant transactions and balances with related parties. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.


                                                                             (5)

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Notes to Financial Statements
DECEMBER 31, 2000

-------------------------------------------------------------------------------


5     INCOME TAXES

      Deferred income taxes are provided for the temporary differences between the book and tax bases of the S&T business's assets and liabilities. Significant components of deferred tax assets and liabilities as of December 31, 2000 are as follows:

           Deferred tax assets
                  Inventories                                           $ 1,933
                                                                        -------
           Deferred tax liabilities
                  Property and equipment                                 (3,042)
                                                                        -------
           Financial statements
                  Current deferred tax assets                             1,933
                  Non-current deferred tax liabilities                   (3,042)
                                                                        -------
           Net deferred tax liability                                   $(1,109)
                                                                        =======

      The reconciliation of the differences between the company's tax expense for income taxes and taxes at the statutory rate is as follows:

       Income tax expense based on the Canadian Statutory rate (44.89%)
       Adjustments                                                        $6,506
            Non-deductible items                                              92
                                                                          ------
       Total income tax expense                                           $6,598
                                                                          ======

6     FINANCIAL INSTRUMENTS

      The S&T business is primarily responsible for the transportation and sale of Murphy owned production in Western Canada, and, accordingly the S&T business enters into various forward purchase and sale agreements for crude oil and condensates. The extent of these agreements are disclosed in
      Note 7.

      The S&T business primary credit risks are associated with trade accounts receivable, evergreen sales contracts and cash. Trade accounts receivable arise mainly from the sale of crude oil and condensates, pipeline tariffs charged to shippers on S&T pipelines, and for trucking services performed. The credit history and financial condition of potential customers are reviewed before credit is extended, security is obtained when deemed appropriate based on a potential customers' financial condition, and routine follow-up evaluations are made. The combination of these evaluations and the large number of customers tends to limit the risk of credit concentration to an acceptable level.


                                                                             (6)

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Notes to Financial Statements
DECEMBER 31, 2000

-------------------------------------------------------------------------------


7     COMMITMENTS AND CONTINGENCIES

      PURCHASE AND SALES AGREEMENTS

      The S&T business has entered into evergreen purchase and sales agreements, cancellable with thirty days notice, for crude oil and condensates. As at December 31, 2000, the S&T business had evergreen contracts for purchases of 444,000 m3 and sales of 298,000 m3 of crude oil and condensates at market related prices.

      ENVIRONMENTAL MATTERS

      The parent, Murphy is liable for the reclamation costs associated with a condensate spill on the Dulwich pipeline. The amount of reclamation costs is dependent upon the method selected under current environmental laws but has been estimated by management to be in the range of $67,000 to $1,901,000. An accrual for these clean up costs has not been provided for in these financial statements.

8     EMPLOYEE AND RETIREE BENEFIT PLANS

      Murphy provides pension plans to its employees, including persons employed in the S&T business. Murphy has a defined benefit and defined contribution pension plan covering all the S&T employees.

      The defined benefit pension plan provides a pension based on a formula of best average earnings and years of credited service. The plan is non-contributory however, an optional ancillary contribution account to provide ancillary benefits or enhancements to the defined benefit pension is contributory. The net pension credit recognized in the S&T business earnings under the defined benefit pension plan for the year ended December 31, 2000 was $583,000.

      The defined contribution plan provides benefits based on the accumulated balance in an employees account. The plan is non-contributory, however, employees may contribute up to 2% of their earnings as an optional contribution which is matched by Murphy dollar for dollar. The amount charged to the S&T business earnings under the defined contribution pension plan for the year ended December 31, 2000 was $61,000.



                                                                             (7)

MURPHY OIL COMPANY LTD.
SUPPLY & TRANSPORTATION BUSINESS
Notes to Financial Statements
DECEMBER 31, 2000

-------------------------------------------------------------------------------


9     SEGMENT INFORMATION

      The S&T division's reportable segments are organized into three major types of business activities all operating within one geographic area, Western Canada. The pipeline segment derives tariff revenue primarily from the transportation of crude oil, the crude oil trading segment derives revenue from the purchase and sale of crude oil and the trucking segment derives revenue from the use of tractor trailers in hauling petroleum products and water. Information about business segments is reported on the following tables. Corporate and other activities are shown in the tables to reconcile the business segments to the financial statement totals.

                                                                                CORPORATE
                                                        CRUDE OIL                  AND
                                          PIPELINES      TRADING    TRUCKING   ELIMINATIONS    TOTAL

Revenues from external customers           $ 16,137     $536,059     $15,443     $(8,646)     $558,992
Revenues from related parties (note 4)           --      106,479       1,852          --       108,331
                                                                                              --------
Total revenues                                                                                 667,323

Income tax expense                            3,224        3,525         641        (792)        6,598
Significant non-cash charges (credits)
     Depreciation and abandonment             2,151           --         374         135         2,660
     Deferred income taxes                      143           --          --          --           143
Additions to property and equipment          29,236           --          --          --        29,236
Property and equipment                       52,672           --       2,378          --        55,050
Net income (loss)                             3,957        4,329         787      (1,176)        7,897



                                                                             (8)